(ICON)

Prudential
Distressed
Securities
Fund, Inc.

ANNUAL
REPORT

Nov. 30, 1999

(LOGO)

A Message from the Fund's President                             January 7, 2000
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
Prudential Distressed Securities Fund's Class A shares posted a negative return of 6.05% for its fiscal year ended November 30, 1999, that lagged well behind the 5.17% return provided by the average small-cap value fund as tracked by Lipper Inc.

Our benchmark reflects the new categories for mutual funds introduced by Lipper Inc. in September 1999. The Prudential Distressed Securities Fund trailed its benchmark Lipper Average primarily because our 'deep value' investing style emphasized riskier stocks than those held by the average small-cap value fund, and these stocks performed poorly. Our approach focused on stocks of companies with operational or financial difficulties that we believe are undervalued or temporarily out of favor, despite their long-term potential for price appreciation.

Fund to merge in January 2000
In late December 1999, the Fund's shareholders approved its merger with the Prudential High Yield Total Return Fund, Inc., which is expected to take place on January 18, 2000. The stocks in the Prudential Distressed Securities portfolio are mostly equities of high-yield bond issuers. The merger should enable shareholders to participate in a larger fund with lower expense ratios. Shareholders will receive additional information after the merger has occurred.

One integrated and expanded team
I would also like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. In 1999, we combined our fixed-income areas into one integrated group that will manage money for Prudential's investors and policyholders. This group now manages approximately $135 billion in assets, making it one of the three largest fixed-income money managers in the country. Our expanded depth, breadth, and scale also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools.

To utilize these resources effectively, we recently organized the group into teams, each specializing in a different sector of the fixed-income market. The High Yield Sector team, headed by Casey Walsh, will now be responsible for the day-to-day management of the Prudential High Yield Total Return Fund, Inc. Many of the investment professionals who supported the management of the Fund in the past--including George Edwards and Paul Price--will work together to share their knowledge and strive to enhance performance.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Distressed Securities Fund, Inc.

Performance Review
-------------------------------------------------------------------------------
(PHOTO)

George Edwards and Paul Price
Fund Managers

Investment Goals and Style
The Prudential Distressed Securities Fund seeks capital appreciation by investing in stocks and bonds of companies with operational or financial difficulties. Some of these companies may be in default or bankruptcy. The Fund will purchase securities that we believe are undervalued or temporarily out of favor despite the long-term appreciation we expect. Investment in these types of securities may be considered speculative. As a result, the Fund will assume greater risk than other Prudential mutual funds. There can be no assurance that the Fund will achieve its investment objective.

Merger set for January 2000
In December 1999, shareholders approved the proposal to merge the Fund into the Prudential High Yield Total Return Fund, which is also managed by the High Yield Sector team. The merger is expected to take place January 18, 2000.

Declines in its stock portfolio hurt the Fund
During its fiscal year that ended November 30, 1999, the Prudential Distressed Securities Fund provided negative returns that trailed the positive return of its benchmark Lipper Average. The Fund's returns lagged because of the poor performance of its common stock portfolio, which accounted for approximately 50% of its holdings.

The Fund employed a "deep value" investing style that targeted what we believe are underpriced stocks of companies with very small market capitalizations. Although many of these corporations have emerged from bankruptcy or have undergone restructuring, we still believe their stocks have solid potential for price appreciation in the long run. These stocks are far riskier than those held by the average small-cap value fund, which typically looks for good businesses with sound management whose stocks are selling for substantially less than a fair price.

Many market participants have largely shunned value investing in small-cap equities, preferring stocks of large companies, growth stocks, and technology shares. For example, the Russell 2000 Value Index, which focuses on small-cap stocks, gained in April to mid-May 1999, only to finish down 1.43% for the 12 months that ended November 30, 1999. This negative return contrasted sharply with the nearly 33% gain for the same period by the Russell 2000 Growth Index. In this environment, our "deep value" approach proved a liability.

Our largest equity holding embroiled in a lawsuit
Among the equities that hurt the Fund's performance was its largest position--the common stock of Dr. Pepper Bottling Holdings. As expected, the company sold its bottling subsidiary located in Texas to another corporation. However, some stockholders, investment groups, and mutual funds are suing Dr. Pepper Bottling Holdings and its directors because they believe the buyout undervalues the company's stock.

Another drag on the Fund's performance came from the shares of Electronic Retailing Systems International, Inc., a developer of

Five Largest Holdings
Expressed as a percentage of net assets as of 11/30/99

Dr. Pepper Bottling Holdings, Inc.      12.9%
Beverages

Packaging Resources, Inc.               12.6
Packaging

Anker Coal Group, Inc.                   9.0
Mining

Waste Systems International, Inc.        8.9
Waste Managements

Baycorp Holdings, Ltd.                   8.6
Energy
electronic shelf labeling systems for stores. The price of its stock declined as few retailers bought its systems prior to the beginning of the year 2000. Electronic Retailing Systems needs to realize strong sales in 2000 or its cash resources could run out. Its stock comprised 2.5% of the Fund's net assets as of November 30, 1999.

The shares of Firearms Training Systems also sold off, detracting from the Fund's returns. This producer of interactive simulation systems that provide training in the handling and use of small firearms failed to book as many new contracts as expected by investors. Therefore, the company's stock price slid. While our cost approximates the current stock price, the Fund suffered a loss in market value over the past 12 months because we failed to sell the position and thus lock-in profits when the price of the stock temporarily moved higher. Firearms Training Systems' shares accounted for 2.9% of the Fund's net assets at the end of its fiscal year.

Bond portfolio gains failed to offset stock losses
Meanwhile, the Fund's fixed-income portfolio performed relatively well during the 12-month reporting period, but the improvement was not enough to offset losses on the Fund's equity portfolio. In particular, the bonds of People's Choice TV rallied strongly after Sprint agreed to acquire the wireless cable company. We had purchased these bonds at a substantial discount to their face value.

The Fund also held bonds of Color Spot Nurseries, which we purchased at a price well below their face value after the company had reported dismal earnings in 1998. The company's problems proved to be temporary; therefore, we were able to sell the security and record profits on the bonds in the spring of 1999.

Performance at a Glance

Cumulative Total Returns1                                 As of 11/30/99

                                         One             Three             Since
                                         Year            Years           Inception2
Class A                            -6.05% (-20.64)   8.15% (-30.61)    2.52% (-42.23)
Class B                            -6.40  (-20.98)   6.11  (-32.03)    0.08 (-43.74)
Class C                            -6.40  (-20.98)   6.11  (-32.03)    0.08 (-43.74)
Lipper Small-Cap Value Fund Avg. 3  5.17            21.65             38.99

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. Without waiver of management fees and/or expense subsidization, the Fund's cumulative total returns would have been lower, as indicated in parentheses ( ).

2 Inception date: Class A, B, and C, 3/26/96.

3 Lipper average returns are for all funds in each share class for the one-year, three-year, and since inception periods in the Small-Cap Value Fund category. The Lipper average is unmanaged. Small-Cap Value funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P(R) Small-Cap 600 Index. These funds have latitude with respect to the valuations (price-to-earnings, price-to-book, and three-year earnings growth) of the securities in their portfolio and may alter their portfolio style over time.

"Standard & Poor'(R)" and "S&P(R)" are registered trademarks of The McGraw-Hill Companies, Inc.

***Lipper Since Inception returns are 62.82% for Class A, B, and C, based on all funds in each share class.
                                       1

Portfolio of Investments as of                            PRUDENTIAL DISTRESSED
November 30, 1999                                         SECURITIES FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares         Description                          Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--99.4%
COMMON STOCKS(c)--51.4%
------------------------------------------------------------
Consumer Goods & Services--2.9%
     122,000   Firearms Training Systems, Inc.        $     64,812
------------------------------------------------------------
Electronics--2.5%
      50,000   Electronic Retailing Systems
                 International, Inc.                        56,250
------------------------------------------------------------
Energy--11.2%
      24,000   Baycorp Holdings, Ltd.                      192,000
      28,675   Grant Geophysical, Inc.                      57,350
                                                      ------------
                                                           249,350
------------------------------------------------------------
Food & Beverages--12.9%
          50   AmeriKing, Inc.                                 500
      11,500   Dr. Pepper Bottling Holdings, Inc.          287,500
          25   Specialty Foods Acquisition Corp.                 0
                                                      ------------
                                                           288,000
------------------------------------------------------------
Retail--11.9%
      11,251   Grand Union Co.                             119,542
      23,750   Samuels Jewelers, Inc.                      142,500
                                                      ------------
                                                           262,042
------------------------------------------------------------
Telecommunications--1.1%
       1,250   Jordan Telecommunications Products           25,000
------------------------------------------------------------
Textiles & Apparel
      13,304   Forstmann & Co., Inc.                           426
Waste Management--9.0%
      44,260   Waste Systems International, Inc.      $    199,170
                                                      ------------
               Total common stocks
                 (cost $1,864,175)                       1,145,050
                                                      ------------
PREFERRED STOCKS--7.7%
------------------------------------------------------------
Metals
       2,000   Geneva Steel Co.,(c)
                 Conv. Exch.,14.00%, Ser.B                     500
------------------------------------------------------------
Telecommunications--7.7%
         170   Jordan Telecommunications
                 Products,(c)
                 Conv. Exch., 13.25%, Ser.B                170,364
                                                      ------------
               Total preferred stocks
                 (cost $349,326)                           170,864
                                                      ------------
WARRANTS(c)
   Units
------------
------------------------------------------------------------
Casinos
       2,968   Isle Capri Casinos, Inc.,
                 expiring 3/5/01                                30
------------------------------------------------------------
Mining
           9   Anker Coal Group, Inc.,
                 expiring 10/30/03                               0
------------------------------------------------------------
Recreation
         250   TVN Entertainment Corp.,
                 expiring 8/1/08                                 0
                                                      ------------
               Total warrants
                 (cost $0)                                      30
                                                      ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     2

Portfolio of Investments as of                            PRUDENTIAL DISTRESSED
November 30, 1999                                         SECURITIES FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Moody's      Principal
Rating       Amount       Description                   Value (Note 1
(Unaudited)  (000)
------------------------------------------------------------
CORPORATE BONDS--39.3%
------------------------------------------------------------
Building & Related Industries--6.3%
Caa           $   300     DeGeorge Home Alliance,
                           Inc.,(a)(b)
                           Sr. Notes,
                           12.00%, 4/1/01
                           (cost $277,657, purchased
                           2/3/97)                        $   15,000
B3                250     ICF Kaiser International,
                           Inc.,
                           Sr. Sub. Notes,
                           13.00%, 12/31/03                  125,000
                                                          ----------
                                                             140,000
------------------------------------------------------------
Food & Beverage--4.9%
                          Specialty Foods Acquisition
                           Corp.,
NR                 27     Sr. Sub. Disc. Deb.,
                           11.00%, 12/15/09                        2
NR                460     Sr. Sec'd. Disc. Deb., Ser.
                           B,
                           13.00%, 8/15/09                    27,586
CCC(d)            150     Sr. Sub. Notes,
                           13.25%, 8/15/03                    82,500
                                                          ----------
                                                             110,088
------------------------------------------------------------
Mining--9.0%
NR                400     Anker Coal Group, Inc.,
                           Sr. Notes, PIK Notes,
                           14.25%, 9/1/07                    200,000
------------------------------------------------------------
Packaging--12.6%
NR                322     Packaging Resources, Inc.,
                           Sr. Notes, PIK Notes,
                           13.00%, 6/30/03                   279,806
------------------------------------------------------------
Recreation--3.9%
NR                250     TVN Entertainment Corp.,
                           Sr. Notes,
                           14.00%, 8/1/08                     87,500
Telecommunications--0.2%
NR            $    18     Scott Cable Communications,
                           Inc.,(a)
                           Jr. Sub. PIK Notes,
                           16.00%, 7/18/02                $    4,530
------------------------------------------------------------
Trucking & Shipping--2.4%
Caa3              250     TRISM, Inc.,(a)(e)
                           Sr. Sub. Notes,
                           10.75%, 12/15/00                   52,500
                                                          ----------
                          Total corporate bonds
                           (cost $1,901,611)                 874,424
                                                          ----------
------------------------------------------------------------
TRADE CLAIM--1.0%
------------------------------------------------------------
Retail
                  306     Montgomery Ward Trade
                           Claim(c),
                           expires 1/1/49
                           (cost $46,280)                     21,442
                                                          ----------
                          Total long-term investments
                           (cost $4,161,392)               2,211,810
                                                          ----------
------------------------------------------------------------
Total Investments--99.4%
                          (cost $4,161,392; Note 4)        2,211,810
                          Assets in excess of other
                           liabilities--0.6%                  13,855
                                                          ----------
                          Net Assets--100%                $2,225,665
                                                          ----------
                                                          ----------

---------------
(a) Represents issuer in default on interest payments; non-income producing security.
(b) Indicates a restricted security; the cost is $277,657. The aggregate value ($15,000) is approximately 0.7% of net assets.
(c) Non-income producing securities.
(d) Standard & Poor's rating.
(e) When-issued security.
NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in kind securities.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                                   PRUDENTIAL DISTRESSED
Statement of Assets and Liabilities                SECURITIES FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      November 30, 1999
Investments, at value (cost $4,161,392).................................................................         $ 2,211,810
Cash....................................................................................................              19,092
Receivable for investments sold.........................................................................              63,973
Due from Manager........................................................................................              44,488
Dividend and interest receivable........................................................................              40,720
Deferred expenses and other assets......................................................................              18,316
                                                                                                              -----------------
   Total assets.........................................................................................           2,398,399
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................              86,794
Accrued expenses........................................................................................              85,451
Distribution fee payable................................................................................                 489
                                                                                                              -----------------
   Total liabilities....................................................................................             172,734
                                                                                                              -----------------
Net Assets..............................................................................................         $ 2,225,665
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................         $       218
   Paid-in capital in excess of par.....................................................................           3,867,610
                                                                                                              -----------------
                                                                                                                   3,867,828
   Undistributed net investment income..................................................................             204,346
   Accumulated net realized gain on investments.........................................................             103,073
   Net unrealized depreciation on investments...........................................................          (1,949,582)
                                                                                                              -----------------
Net assets, November 30, 1999...........................................................................         $ 2,225,665
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($480,977 / 46,989 shares of common stock issued and outstanding).................................              $10.24
   Maximum sales charge (5% of offering price)..........................................................                 .54
                                                                                                              -----------------
   Maximum offering price to public.....................................................................              $10.78
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($1,445,518 / 141,569 shares of common stock issued and outstanding)..............................              $10.21
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value, and redemption price per share
      ($299,170 / 29,301 shares of common stock issued and outstanding).................................              $10.21
   Sales charge (1% of offering price)..................................................................                 .10
                                                                                                              -----------------
   Offering price to public.............................................................................              $10.31
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

PRUDENTIAL DISTRESSED
SECURITIES FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       November 30, 1999
Income
   Interest..............................       $ 398,008
   Dividends.............................          69,020
                                            -----------------
                                                  467,028
                                            -----------------
Expenses
   Management fee........................          32,637
   Distribution fee--Class A.............           3,565
   Distribution fee--Class B.............          15,487
   Distribution fee--Class C.............           4,285
   Reports to shareholders...............         111,000
   Custodian's fees and expenses.........          90,000
   Legal fees and expenses...............          55,000
   Registration fees.....................          30,000
   Audit fees and expenses...............          20,000
   Amortization of deferred
      organizational costs...............          17,890
   Directors' fees and expenses..........           9,000
   Transfer agent's fees and expenses....           4,000
   Miscellaneous.........................           4,465
                                            -----------------
      Total expenses.....................         397,329
   Less: expense reimbursement (Note
      2).................................        (330,472)
                                            -----------------
      Net expenses.......................          66,857
                                            -----------------
Net investment income....................         400,171
                                            -----------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment
   transactions..........................         210,550
Net change in unrealized
   appreciation/depreciation on
   investments...........................        (755,111)
                                            -----------------
Net loss on investments..................        (544,561)
                                            -----------------
Net Decrease in Net Assets
Resulting from Operations................       $(144,390)
                                            -----------------
                                            -----------------


PRUDENTIAL DISTRESSED
SECURITIES FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended November 30,
in Net Assets                            1999              1998
Operations
   Net investment income.........     $   400,171       $   457,735
   Net realized gain on
      investments................         210,550           291,504
   Net change in unrealized
      appreciation (depreciation)
      of investments.............        (755,111)       (2,167,375)
                                   -----------------    -----------
   Net decrease in net assets
      resulting from
      operations.................        (144,390)       (1,418,136)
                                   -----------------    -----------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
   Class A.......................        --                (254,266)
   Class B.......................        --                (376,002)
   Class C.......................        --                 (81,439)
                                   -----------------    -----------
                                         --                (711,707)
                                   -----------------    -----------
Distributions in excess of net
   investment income
   Class A.......................        --                 (43,045)
   Class B.......................        --                 (63,654)
   Class C.......................        --                 (13,787)
                                   -----------------    -----------
                                         --                (120,486)
                                   -----------------    -----------
Distributions from net realized
   gains
   Class A.......................         (95,142)          (26,850)
   Class B.......................        (125,242)          (59,158)
   Class C.......................         (39,054)          (11,798)
                                   -----------------    -----------
                                         (259,438)          (97,806)
                                   -----------------    -----------
Fund share transactions
   Net proceeds from shares
      sold.......................         487,077         3,402,960
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions..........         245,149           832,629
   Cost of shares reacquired.....      (5,061,545)       (2,764,519)
                                   -----------------    -----------
   Net increase (decrease) in net
      assets from Fund share
      transactions...............      (4,329,319)        1,471,070
                                   -----------------    -----------
Total decrease...................      (4,733,147)         (877,065)
Net Assets
Beginning of year................       6,958,812         7,835,877
                                   -----------------    -----------
End of year(a)...................     $ 2,225,665       $ 6,958,812
                                   -----------------    -----------
                                   -----------------    -----------
---------------
(a) Includes undistributed net
   investment income of..........     $   204,346       $   --
                                   -----------------    -----------
                                   -----------------    -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Notes to Financial Statements       PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
-------------------------------------------------------------------------------
Prudential Distressed Securities Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as a diversified, open-end management company. The Fund was incorporated in Maryland on November 30, 1995. The Fund had no significant operations other than the issuance of 2,667 shares of Class A, 2,667 shares of Class B and 2,666 shares of Class C common stock for $100,000 on February 8, 1996 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on March 26, 1996.

The investment objective of the Fund is capital appreciation. The Fund seeks to achieve this objective by investing primarily in debt and equity securities issued by financially troubled or bankrupt companies (financially troubled issuers) and in equity securities of companies that in the view of its investment adviser are currently undervalued, out-of-favor or price-depressed relative to their long-term potential for growth and income (operationally troubled issuers). Securities of financially and operationally troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. Investment in such securities may be considered speculative and may present potential for substantial loss.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Investments listed on a securities exchange are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the bid price in the absence of an asked price. Corporate bonds and U.S. Government securities that are actively traded in the over-the-counter market are valued by an independent pricing service. Convertible debt securities that are traded in the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Debt and equity securities issued in private placements shall be valued at the bid prices provided by primary market dealers. Securities for which market quotations are not available, other than private placements, shall each be valued at a price supplied by an independent pricing agent. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices provided by the exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation will be valued at fair value determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). The restricted security held by the Fund at November 30, 1999 did not include registration rights under which the Fund may demand registration by the issuer.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund expects to pay dividends out of net investment income and make distributions of any net capital gains, at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------
                                       6

Notes to Financial Statements       PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
-------------------------------------------------------------------------------
Deferred Organization Costs: The Fund incurred approximately $96,000 in connection with the organization of the Fund. Of these costs, approximately $79,000 were deferred and amortized over a period of 46 months ending January 2000. Approximately $17,000 of the remaining organizational costs will be reimbursed by PIFM.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement of Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase accumulated net realized gains on investments by $74,672, decrease undistributed net investment income by $195,825 and increase paid-in capital in excess of par by $121,153. This is a result of redemptions utilized as distributions for federal income tax purposes and excise taxes paid during the year ended November 30, 1999. Net investment income, net realized gains and net assets were not affected by these changes.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), doing business as Prudential Investments ('PI'); PI furnishes investment advisory services in connection with the management of the Fund and is reimbursed by PIFM for its reasonable cost and expenses incurred providing such services. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Fund.

PIFM voluntarily agreed to reimburse the Fund in order to reduce total expenses so as not to exceed 1.25%, 2.00% and 2.00% of the average daily net assets of the Class A, Class B and Class C shares, respectively, on an annualized basis. Effective May 27, 1999, such reimbursements to the Fund were modified in order to reduce total expenses so as not to exceed 1.25% of the average daily net assets of the Class A, Class B and Class C shares on an annualized basis. For the year ended November 30, 1999, such reimbursements amounted to $330,472 (7.59% of average net assets; $1.52 per share for Class A, B and C shares).
The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net asset values of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively for the period December 1, 1998 through May 26, 1999. Effective May 27, 1999 such expenses under the Plans were .25 of 1% of the average daily net assets of the Class A, B and C shares.

PIMS has advised the Fund that it has received approximately $100 and $20 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, for the year ended November 30, 1999. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 1999, it received approximately $19,600 and $600 in contingent deferred sales charges imposed upon redemptions by Class B and Class C shareholders, respectively.

PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

As of March 11, 1999, the Fund along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowing will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended November 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended November 30, 1999, the Fund incurred fees of approximately $3,500 for the
--------------------------------------------------------------------------------
                                       7

Notes to Financial Statements       PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
-------------------------------------------------------------------------------
services of PMFS. As of November 30, 1999, approximately $200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 1999 were $1,406,348 and $5,615,786, respectively.

The federal income tax basis of the Fund's investments at November 30, 1999 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $1,949,582 (gross unrealized appreciation--$147,240; gross unrealized depreciation--$2,096,822).

------------------------------------------------------------
Note 5. Capital

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, which each consist of 500 million authorized shares. At November 30, 1999, there were no Class Z shares issued. Of the 217,859 shares of common stock issued and outstanding at November 30, 1999, Prudential owned 14,443.

Transactions in shares of common stock were as follows:

Class A                                  Shares       Amount
-------------------------------------   --------    -----------
Year ended November 30, 1999:
Shares sold..........................     18,727    $   218,873
Shares issued in reinvestment of
  dividends
  and distributions..................      8,511         89,792
Shares reacquired....................   (208,683)    (2,375,414)
                                        --------    -----------
Net decrease in shares outstanding
  before conversion..................   (181,445)    (2,066,749)
Shares issued upon conversion from
  Class B............................      1,236         13,978
                                        --------    -----------
Net decrease in shares outstanding...   (180,209)   $(2,052,771)
                                        --------    -----------
                                        --------    -----------
Class A                                  Shares       Amount
-------------------------------------   --------    -----------
Year ended November 30, 1998:
Shares sold..........................    142,139    $ 2,290,931
Shares issued in reinvestment of
  dividends
  and distributions..................     22,081        277,784
Shares reacquired....................    (68,517)      (956,778)
                                        --------    -----------
Net increase in shares outstanding
  before conversion..................     95,703      1,611,937
Shares issued upon conversion from
  Class B............................      1,381         21,582
                                        --------    -----------
Net increase in shares outstanding...     97,084    $ 1,633,519
                                        --------    -----------
                                        --------    -----------
Class B
-------------------------------------
Year ended November 30, 1999:
Shares sold..........................     18,470    $   217,598
Shares issued in reinvestment of
  dividends
  and distributions..................     11,280        118,781
Shares reacquired....................   (187,221)    (2,099,485)
                                        --------    -----------
Net decrease in shares outstanding
  before conversion..................   (157,471)    (1,763,106)
Shares reacquired upon conversion
  into Class A.......................     (1,232)       (13,978)
                                        --------    -----------
Net decrease in shares outstanding...   (158,703)   $(1,777,084)
                                        --------    -----------
                                        --------    -----------
Year ended November 30, 1998:
Shares sold..........................     45,545    $   706,611
Shares issued in reinvestment of
  dividends
  and distributions..................     35,420        464,104
Shares reacquired....................   (110,916)    (1,612,703)
                                        --------    -----------
Net decrease in shares outstanding
  before conversion..................    (29,951)      (441,988)
Shares reacquired upon conversion
  into Class A.......................     (1,383)       (21,582)
                                        --------    -----------
Net decrease in shares outstanding...    (31,334)   $  (463,570)
                                        --------    -----------
                                        --------    -----------
Class C
-------------------------------------
Year ended November 30, 1999:
Shares sold..........................      4,328    $    50,606
Shares issued in reinvestment of
  dividends
  and distributions..................      3,473         36,576
Shares reacquired....................    (52,179)      (586,646)
                                        --------    -----------
Net decrease in shares outstanding...    (44,378)   $  (499,464)
                                        --------    -----------
                                        --------    -----------
Year ended November 30, 1998:
Shares sold..........................     26,451    $   405,418
Shares issued in reinvestment of
  dividends
  and distributions..................      7,033         90,741
Shares reacquired....................    (14,583)      (195,038)
                                        --------    -----------
Net increase in shares outstanding...     18,901    $   301,121
                                        --------    -----------
                                        --------    -----------

--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements       PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
-------------------------------------------------------------------------------
Note 6. Merger

On August 25, 1999, the Board of Directors of the Fund approved an Agreement and Plan of Merger (the 'Merger Plan') which provides for the merger of the Fund into Prudential High Yield Total Return Fund, Inc. (the 'High Yield Total Return Fund') whereupon the separate existence of the Fund will cease and High Yield Total Return Fund will be the surviving Fund, and each whole and fractional share of each class of the Fund shall be converted into and become whole and fractional shares of equal net asset value of the same class as High Yield Total Return Fund.

The Merger Plan was approved by the shareholders of the Fund at a shareholder meeting held on December 23, 1999. The merger is expected to take place on January 18, 2000.
--------------------------------------------------------------------------------
                                       9

Financial Highlights                PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
-------------------------------------------------------------------------------

                                                                                        Class A
                                                              -----------------------------------------------------------
                                                                                                              March 26,
                                                                                                               1996(d)
                                                                      Year Ended November 30,                  Through
                                                              ----------------------------------------       November 30,
                                                              1999(e)        1998(e)         1997(e)             1996
                                                              --------       --------       ----------       ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................      $11.57         $15.19         $  11.85          $  12.50
                                                              --------       --------       ----------           ------
Income from investment operations
Net investment income(a).................................        1.07            .87              .49               .25
Net realized and unrealized gain (loss) on investment
   transactions..........................................       (1.79)         (2.69)            3.23              (.90)
                                                              --------       --------       ----------           ------
   Total from investment operations......................        (.72)         (1.82)            3.72              (.65)
                                                              --------       --------       ----------           ------
Less distributions
Dividends from net investment income.....................          --          (1.39)            (.38)               --
Distributions in excess of net investment income.........          --           (.24)              --                --
Distributions from net realized gains....................        (.61)          (.17)              --                --
                                                              --------       --------       ----------           ------
   Total distributions...................................        (.61)         (1.80)            (.38)               --
                                                              --------       --------       ----------           ------
Net asset value, end of period...........................      $10.24         $11.57         $  15.19          $  11.85
                                                              --------       --------       ----------           ------
                                                              --------       --------       ----------           ------
TOTAL RETURN(b):.........................................       (6.05)%       (13.19)%          32.35%            (5.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................      $  481         $2,629         $  1,976          $  3,404
Average net assets (000).................................      $1,426         $2,783         $  2,167          $  4,391
Ratios to average net assets(a):
   Expenses, including distribution fees.................        1.25%          1.25%            2.04%             2.76%(c)
   Expenses, excluding distribution fees.................        1.00%          1.00%            1.79%             2.51%(c)
   Net investment income.................................       10.08%          5.80%            3.73%             2.37%(c)
For Class A, B and C shares:
   Portfolio turnover rate...............................          34%           188%             175%               61%

---------------
(a) Net of expense reimbursement. Effective June 2, 1997, PIFM had contractually agreed to subsidize the Fund's operating expenses so that total Fund operating expenses do not exceed 1.25%, 2.00% and 2.00% of the average net assets for Class A, Class B and Class C shares, respectively. Effective May 27, 1999, such reimbursements to the Fund were modified in order to reduce total expenses so as not to exceed 1.25% of the average daily net assets of the Class A, Class B and Class C shares on an annualized basis.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of investment operations.
(e) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Financial Highlights                PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
-------------------------------------------------------------------------------

                                                                                                         Class B
                                                                                        ------------------------------------------
                                                                                                 Year Ended November 30,
                                                                                        ------------------------------------------
                                                                                         1999(e)          1998(e)         1997(e)
                                                                                        ----------       ----------       --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............................................       $11.58           $15.16          $11.79
                                                                                           -----            -----         --------
Income from investment operations
Net investment income(a)...........................................................          .95              .76             .39
Net realized and unrealized gain (loss) on investment transactions.................        (1.71)           (2.69)           3.24
                                                                                           -----            -----         --------
   Total from investment operations................................................         (.76)           (1.93)           3.63
                                                                                           -----            -----         --------
Less distributions
Dividends from net investment income...............................................           --            (1.27)           (.26)
Distributions in excess of net investment income...................................           --             (.21)             --
Distributions from net realized gains..............................................         (.61)            (.17)             --
                                                                                           -----            -----         --------
   Total distributions.............................................................         (.61)           (1.65)           (.26)
                                                                                           -----            -----         --------
Net asset value, end of period.....................................................       $10.21           $11.58          $15.16
                                                                                           -----            -----         --------
                                                                                           -----            -----         --------
TOTAL RETURN(b):...................................................................        (6.40)%         (13.90)%         31.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....................................................       $1,446           $3,477          $5,029
Average net assets (000)...........................................................       $2,314           $4,862          $4,860
Ratios to average net assets(a):
   Expenses, including distribution fees...........................................         1.67%            2.00%           2.79%
   Expenses, excluding distribution fees...........................................         1.00%            1.00%           1.79%
   Net investment income...........................................................         8.69%            5.05%           2.98%

                                                                                      March 26,
                                                                                       1996(d)
                                                                                       Through
                                                                                     November 30,
                                                                                         1996
                                                                                     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............................................    $  12.50
                                                                                         ------
Income from investment operations
Net investment income(a)...........................................................         .16
Net realized and unrealized gain (loss) on investment transactions.................        (.87)
                                                                                         ------
   Total from investment operations................................................        (.71)
                                                                                         ------
Less distributions
Dividends from net investment income...............................................          --
Distributions in excess of net investment income...................................          --
Distributions from net realized gains..............................................          --
                                                                                         ------
   Total distributions.............................................................          --
                                                                                         ------
Net asset value, end of period.....................................................    $  11.79
                                                                                         ------
                                                                                         ------
TOTAL RETURN(b):...................................................................       (5.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....................................................    $  5,387
Average net assets (000)...........................................................    $  6,650
Ratios to average net assets(a):
   Expenses, including distribution fees...........................................        3.51%(c)
   Expenses, excluding distribution fees...........................................        2.51%(c)
   Net investment income...........................................................        1.59%(c)

---------------
(a) Net of expense reimbursement. Effective June 2, 1997, PIFM had contractually agreed to subsidize the Fund's operating expenses so that total Fund operating expenses do not exceed 1.25%, 2.00% and 2.00% of the average net assets for Class A, Class B and Class C shares, respectively. Effective May 27, 1999, such reimbursements to the Fund were modified in order to reduce total expenses so as not to exceed 1.25% of the average daily net assets of the Class A, Class B and Class C shares on an annualized basis.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of investment operations.
(e) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Financial Highlights                PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
-------------------------------------------------------------------------------

                                                                                                        Class C
                                                                                      --------------------------------------------
                                                                                                Year Ended November 30,
                                                                                      --------------------------------------------
                                                                                        1999(e)           1998(e)         1997(e)
                                                                                      -----------       -----------       --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................................       $ 11.57           $ 15.16          $11.79
                                                                                          -----             -----         --------
Income from investment operations
Net investment income(a).........................................................           .99               .75             .39
Net realized and unrealized gain (loss) on investment transactions...............         (1.74)            (2.69)           3.24
                                                                                          -----             -----         --------
   Total from investment operations..............................................          (.75)            (1.94)           3.63
                                                                                          -----             -----         --------
Less distributions
Dividends from net investment income.............................................            --             (1.27)           (.26)
Distributions in excess of net investment income.................................            --              (.21)             --
Distributions from net realized gains............................................          (.61)             (.17)             --
                                                                                          -----             -----         --------
   Total distributions...........................................................          (.61)            (1.65)           (.26)
                                                                                          -----             -----         --------
Net asset value, end of period...................................................       $ 10.21           $ 11.57          $15.16
                                                                                          -----             -----         --------
                                                                                          -----             -----         --------
TOTAL RETURN(b):.................................................................         (6.40)%          (13.90)%         31.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..................................................       $   299           $   853          $  831
Average net assets (000).........................................................       $   611           $ 1,011          $1,100
Ratios to average net assets(a):
   Expenses, including distribution fees.........................................          1.70%             2.00%           2.79%
   Expenses, excluding distribution fees.........................................          1.00%             1.00%           1.79%
   Net investment income.........................................................          9.05%             5.05%           2.98%

                                                                                    March 26,
                                                                                     1996(d)
                                                                                     Through
                                                                                   November 30,
                                                                                       1996
                                                                                   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................................     $12.50
                                                                                       -----
Income from investment operations
Net investment income(a).........................................................        .16
Net realized and unrealized gain (loss) on investment transactions...............       (.87)
                                                                                       -----
   Total from investment operations..............................................       (.71)
                                                                                       -----
Less distributions
Dividends from net investment income.............................................         --
Distributions in excess of net investment income.................................         --
Distributions from net realized gains............................................         --
                                                                                       -----
   Total distributions...........................................................         --
                                                                                       -----
Net asset value, end of period...................................................     $11.79
                                                                                       -----
                                                                                       -----
TOTAL RETURN(b):.................................................................      (5.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..................................................     $1,485
Average net assets (000).........................................................     $1,678
Ratios to average net assets(a):
   Expenses, including distribution fees.........................................       3.51%(c)
   Expenses, excluding distribution fees.........................................       2.51%(c)
   Net investment income.........................................................       1.71%(c)

---------------
(a) Net of expense reimbursement. Effective June 2, 1997, PIFM had contractually agreed to subsidize the Fund's operating expenses so that total Fund operating expenses do not exceed 1.25%, 2.00% and 2.00% of the average net assets for Class A, Class B and Class C shares, respectively. Effective May 27, 1999, such reimbursements to the Fund were modified in order to reduce total expenses so as not to exceed 1.25% of the average daily net assets of the Class A, Class B and Class C shares on an annualized basis.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of investment operations.
(e) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Report of Independent Accountants    PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Distressed Securities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Distressed Securities Fund, Inc. (the 'Fund') at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the period March 26, 1996 through November 30, 1996 were audited by other independent accountants, whose opinion dated January 10, 1997 was unqualified.

As more fully described in Note 6, on August 25, 1999, the Board of Directors of the Fund approved an Agreement and Plan of Merger to merge the Fund into Prudential High Yield Total Return Fund, Inc. This agreement and plan were approved at a shareholder meeting held on December 23, 1999.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 14, 2000
--------------------------------------------------------------------------------
                                       13

Tax Information (Unaudited)          PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (November 30, 1999) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year end. Accordingly, we are advising you that during the fiscal year, the Fund paid distributions for Class A, B and C shares totaling $0.61 per share of long-term capital gains which is taxable as such. The Fund utilized redemptions as distributions in the amount of $0.909 per share of ordinary income and $0.478 per share of short-term capital gains for each class of shares. Furthermore, we wish to advise you that your dividend received deduction is zero.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.
--------------------------------------------------------------------------------

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.
'
Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Comparing a $10,000 Investment
-------------------------------------------------------------------------------
Prudential Distressed Securities Fund, Inc. vs.
the Lehman Brothers High Yield Bond Index

Class A
(GRAPH)

Average Annual Total Returns

With Sales Load           As of 11/30/99
Since Inception         -0.71% (-15.05%)
Three Years              0.90% (-12.97%)
One Year               -10.75% (-24.61%)

Without Sales Load        As of 11/30/99
Since Inception          0.68% (-13.85%)
Three Years              2.64% (-11.47%)
One Year                -6.05% (-20.64%)

Class B
(GRAPH)

Average Annual Total Returns

With Sales Load           As of 11/30/99
Since Inception         -0.53% (-15.31%)
Three Years              1.03% (-13.39%)
One Year               -11.40% (-25.98%)

Without Sales Load        As of 11/30/99
Since Inception          0.02% (-14.47%)
Three Years              2.00% (-12.08%)
One Year                -6.40% (-20.98%)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The information beneath the graphs is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs compare a $10,000 investment in the Prudential Distressed Securities Fund, Inc. (Class A, B, and C shares) with a similar investment in the Lehman Brothers High Yield Bond Index (the Index) by portraying the initial account values of Class A, B, and C shares at the commencement of operations (March 26, 1996), and at the end of the fiscal year (November 30), as measured on a quarterly basis. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on November 30, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

Class C
(GRAPH)

Average Annual Total Returns

With Sales Load           As of 11/30/99
Since Inception         -0.25% (-14.70%)
Three Years              1.65% (-12.37%)
One Year                -8.34% (-22.77%)

Without Sales Load        As of 11/30/99
Since Inception          0.02% (-14.47%)
Three Years              2.00% (-12.08%)
One Year                -6.40% (-20.98%)

Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is an unmanaged weighted index that covers the universe of fixed-rate, noninvestment-grade debt. The securities must be dollar-denominated and nonconvertible, and must have at least one year remaining to maturity and an outstanding par value of at least $100 million. The Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of equity and/or bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class    Cusip
  A    743966103
  B    743966202
  C    743966301

Directors
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark St., Chicago, IL 60610-4795

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF171E